Exhibit 9(ii) under Form N-1A

                                             Exhibit 10 under Item 601/Reg. S-K

                               EXHIBIT A

                                                    TO

                  EXCLUSIVE PLACEMENT AGENT AGREEMENT

                                    AS LAST AMENDED: DECEMBER 11, 1996

         Pursuant to the Exclusive Placement Agreement, ESI shall be Exclusive Placement Agent with respect to the following Trusts, effective as of the date indicated below:

Name of Trust                                      Date

BT Investment Portfolios:

     Liquid Assets Portfolio                       September 30, 1996

     Asset Management Portfolio II                 September 30, 1996

     Asset Management Portfolio III                September 30, 1996

     Global High Yield Securities Portfolio        September 30, 1996

     Latin American Equity Portfolio               September 30, 1996

     Small Cap Portfolio                           September 30, 1996

     Pacific Basin Equity Portfolio                September 30, 1996

     European Equity Portfolio                     September 30, 1996

     International Bond Portfolio                  September 30, 1996

     100% Treasury Portfolio                       September 30, 1996

     Growth and Income Portfolio                   September 30, 1996

     U.S. Bond Index Portfolio                     September 30, 1996

     Equity 500 Equal Weighted Index Portfolio     September 30, 1996

     Small Cap Index Portfolio                     September 30, 1996

     EAFE(R)Equity Index Portfolio                  September 30, 1996

     BT RetirementPlus Portfolio                   December 11, 1996

Cash Management Portfolio                          September 30, 1996

Treasury Money Portfolio                           September 30, 1996

Tax Free Money Portfolio                           September 30, 1996

International Equity Portfolio                     September 30, 1996

Utility Portfolio                                  September 30, 1996

Equity 500 Index Portfolio                         September 30, 1996

Short/Intermediate U.S. Government Securities
     Portfolio                                     September 30, 1996

Asset Management Portfolio                         September 30, 1996

Capital Appreciation Portfolio                     September 30, 1996

Intermediate Tax Free Portfolio                    September 30, 1996







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